UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 3, 2017

U.S. PHYSICAL THERAPY, INC.
(Exact name of registrant as specified in its charter)

Nevada	1-11151	76-0364866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1300 West Sam Houston Parkway South, Suite 300, Houston, Texas	77042
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (713) 297-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holdders.

The Annual Meeting of Stockholders (the "Annual Meeting") of U.S. Physical Therapy, Inc. (the "Company") was held on October 3, 2017. At the Annual Meeting, the Company's stockholders approved the four proposals, two of which are non-binding, which are described in detail in the company's definitive proxy statement dated August 15, 2017 ("Definitive Proxy"). Absentions and broker non-votes were counted for purposes of determining whether a quorom was present.

The results are as follows:

Proposal 1 - Election of nine directors to serve until the next annual meeting of stockholders.

		Votes	Broker
Nominees	Votes For	Withheld	Non-Votes
Jerald L. Pullins	9,606,711	1,189,665	653,345
Christopher J. Reading	10,704,930	91,446	653,345
Lawrance W. McAfee	9,007,980	1,788,396	653,345
Mark J. Brookner	10,003,267	793,109	653,345
Harry S. Chapman	10,130,276	666,100	653,345
Bernard A. Harris, Jr.	10,418,068	378,308	653,345
Edward L. Kuntz	10,704,222	92,154	653,345
Regg E. Swanson	10,283,389	512,987	653,345
Clayton K. Trier	9,868,178	928,198	653,345

    Proposal 2 - Advisory vote to approve named executive officer compensation.

	Votes	Votes	Broker
Votes For	Against	Abstaining	Non-Votes
7,330,503	3,459,426	6,447	653,345

    Proposal 3 - Ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the year ending December 31, 2017.

	Votes	Votes
Votes For	Against	Abstaining
11,406,902	40,298	2,521

    Proposal 4 - Recommendation, by non-binding vote, of the frequency of non-binding executive compensation votes.

Votes	Votes	Votes	Votes	Broker
1 Year	2 Years	3 Years	Abstaining	Non-Votes
10,204,992	46,742	541,178	3,464	653,345

Based on these results and consistent with a majority of votes cast with respect to this matter, the Company's Board of Directors will continue its policy to hold an advisory vote on compensation of named executive officers each year.

With respect to proposal 1, broker non-votes were not treated as a vote for or against any particular nominee and did not affect the outcome of the election of directors. With Proposal 2 and Proposal 4, broker non-votes did not have any effect on the outcome of the vote.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. PHYSICAL THERAPY, INC.

Dated: October 3, 2017	By:	/s/ LAWRANCE W. MCAFEE
Lawrance W. McAfee
Chief Financial Officer
(duly authorized officer and principal financial and accounting officer)